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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported): June 26, 2003


      IndyMac MBS, Inc., (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2003, providing for the issuance of the IndyMac MBS, Inc., Residential Asset Securitization Trust 2003-A7, Mortgage Pass-Through Certificates,
      Series 2003-G).

                               IndyMac MBS, Inc.
                               -----------------
            (Exact name of registrant as specified in its charter)

Delaware                                   333-102888             95-4791925
---------                                  ----------             ----------
(State or Other Jurisdiction              (Commission          (I.R.S. Employer
               of Incorporation)          File Number)       Identification No.)


         155 North Lake Avenue
         Pasadena, California                            91101
         --------------------                          ---------
         (Address of Principal                         (Zip Code)
          Executive Offices)


         Registrant's telephone number, including area code: (800) 669-2300
                                                             --------------

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ITEM 5. OTHER EVENTS.
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      Incorporation of Certain Documents by Reference.
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      The consolidated balance sheets of MBIA Inc. and subsidiaries and
MBIA Insurance Corporation and subsidiaries as of December 31, 2002 and 2001 and the related consolidated statements of operations and comprehensive income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2002, included in the Annual Reports on Forms 10-K of MBIA Inc. and MBIA Insurance Corporation and the unaudited condensed financial statements of MBIA Inc. and subsidiaries and MBIA Insurance Corporation and subsidiaries as of March 31, 2003, and for the periods ended March 31, 2003 and March 31, 2002, included in the Quarterly Reports on Forms 10-Q of MBIA Inc. and MBIA Insurance Corporation ended March 31, 2003 are hereby incorporated by reference of their report on such financial statements in this Form 8-K. Such financial statements will be referred to in the prospectus supplement relating to Residential Asset Securitization Trust 2003-A7, Mortgage Pass-Through Certificates, Series 2003-G. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of PricewaterhouseCoopers LLP to the use of its name in such prospectus supplement. The consent of PricewaterhouseCoopers LLP is attached hereto as Exhibit 23.1.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
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         INFORMATION AND EXHIBITS.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     23.1  Consent of PricewaterhouseCoopers LLP

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IndyMac MBS, Inc.



                                        By:  /s/  Victor H. Woodworth
                                           -----------------------------------
                                           Name:  Victor H. Woodworth
                                           Title: Vice President



Dated:  June 26, 2003

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EXHIBIT INDEX
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Exhibit           Description
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23.1              Consent of PricewaterhouseCoopers LLP